Provisions	12 Months Ended
Apr. 03, 2022
Provisions [abstract]
Provisions	Provisions
Provisions consist primarily of amounts recorded with respect to customer warranty obligations, terminations of sales agents and distributors, sales returns, and asset retirement obligations.
The provision for warranty claims represents the present value of management’s best estimate of the future outflow of economic resources that will be required to meet the Company’s obligations for warranties upon the sale of goods, which may include repair or replacement of previously sold products. The estimate has been made on the basis of historical warranty trends and may vary as a result of new materials, altered manufacturing processes, customer behaviour and expectations, or other events affecting product quality and production.
The sales contract provision relates to management’s estimated cost of the departure of certain third-party dealers and distributors.
Sales returns relate primarily to goods sold through the DTC segment which have a limited right of return (typically within 30 days), or exchange only, in certain jurisdictions.
Asset retirement obligations relate to legal obligations associated with the retirement of tangible long-lived assets, primarily for leasehold improvements that the Company is contractually obligated to remove at the end of the lease term. The Company recognizes the liability when such obligations are incurred. The fair value of the liability is estimated based on a number of assumptions requiring management’s judgment, including closing costs and inflation rates, and is accreted to its projected future value over time.

	Warranty	Sales returns	Asset retirement obligations	Others	Total
	$	$	$	$	$
March 29, 2020	19.4	10.7	3.9	3.0	37.0
Additional provisions recognized	13.2	8.5	1.8	1.7	25.2
Reductions resulting from settlement	(6.2)	(4.7)	—	(1.7)	(12.6)
Release of provisions	—	—	—	(3.0)	(3.0)
Other	—	(0.8)	(0.2)	—	(1.0)
March 28, 2021	26.4	13.7	5.5	—	45.6
Additional provisions recognized	10.0	15.1	2.2	—	27.3
Reductions resulting from settlement	(7.2)	(14.4)	—	—	(21.6)
Release of provisions	—	(1.2)	—	—	(1.2)
Other	—	(0.3)	—	—	(0.3)
April 3, 2022	29.2	12.9	7.7	—	49.8
For the year ended March 28, 2021, the Company recognized a net restructuring cost of $1.7m, associated with the May 20, 2020 reorganization to address the impact of COVID-19 pandemic. The provision primarily consisted of employee severance costs which included obligations related to ongoing payments. This was recorded in net interest, finance and other costs in the statement of income. At March 28, 2021, all amounts were paid related to these costs.
Provisions are classified as current and non-current liabilities based on management’s expectation of the timing of settlement, as follows:

	April 3, 2022	March 28, 2021
	$	$
Current provisions	18.5	20.0
Non-current provisions	31.3	25.6
	49.8	45.6